                                  SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission Only (as permitted by Rule
        14a-6(e) (2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                             SAFARI ASSOCIATES, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6 (i) (1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             SAFARI ASSOCIATES, INC.
                                 64 EDSON STREET
                                  AMSTERDAM, NY
                                 (512) 328-0433


DATE:     March 17, 2003

PLACE:    13 Eastbourne Drive
          Spring Valley, NY 10977

TIME:     10 a.m.

Matters to be voted on:

Shareholders who attend the meeting in person or by proxy will be asked to consider and approve the following items:

1. Adopting an amendment to the Articles of Incorporation to effect a reverse stock split in which each Common Shareholder would receive one share for each ten (1:10) shares owned immediately prior to the adoption of the amendment;

2.   Electing  four  directors  to  serve  for  the  ensuing  year;

3. Transacting such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting:

Shareholders of record at the close of business on February 19, 2003, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

We plan to send this meeting notice and proxy statement to shareholders on February 27, 2003.
                                   By Order of the Board
                                   Of Directors

                                 /s/  Morton Berger
                                  _________________
                                   Morton Berger

                                 /s/  Lillian Berger
                                  _________________
                                   Lillian Berger

                               TABLE OF CONTENTS

          GENERAL INFORMATION ABOUT THE SHAREHOLDERS MEETING            1
                 Voting by Proxy                                        4
                 Changing or Revoking Your Proxy Vote                   4
                 Who may Vote                                           4
                 Voting in Person                                       5
                 How your Votes are Counted                             5

          ITEMS OF BUSINESS                                             6
          Proposal 1:  Reverse Stock Split                              6
                 Amendment to Articles of Incorporation                 6
                 Reason for Reverse Split                               6
                 Capitalization                                         7
                 Modification of Rights of Security Holders as a        7
                 Result of the Reverse Stock Split                      7
                 Transfer Agent                                         7
          Managements Discussion and Analysis and
           Results of Operations                                        7
          Proposal 2:  Election Of Directors                           10
                 Voting                                                10
                 Nominees for the Board of Directors                   10
                 Nominee Profiles                                      10
                 Board of Directors Committee Assignments              12
                 Compensation of Directors                             12
                 Executive Compensation                                12
                 Security Ownership of Certain Beneficial Owners       12
                 and Management


           OTHER INFORMATION                                           13

          Other Matters                                                13
                 Incorporation of Documents by Reference               13
                 Method and Cost of Soliciting Proxies                 13
                 Where to Obtain Additional Information                14
          Safari Associates, Inc. - Financial                         A-1
          Statements

                             SAFARI ASSOCIATES, INC.
                              2003 PROXY STATEMENT

               GENERAL INFORMATION ABOUT THE SHAREHOLDERS MEETING

At the meeting, we expect to present only the items of business that are listed in the preceding Notice of Annual Meeting of Shareholders. The following pages explain these items in more detail. By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business.

Voting by Proxy
---------------

The board of directors of Safari Associates, Inc. solicits your proxy, using the enclosed form, to vote at the annual meeting of shareholders to be held March 17, 2003 and at any adjournment thereof. This proxy statement has information about the annual meeting and was prepared by our management for the board of
directors.   Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope by 9 a.m. on or before March 14, 2003.

Changing or Revoking Your Proxy Vote
------------------------------------

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our Secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

Who May Vote
------------

All common shareholders of record on the close of business on February 19, 2003, may attend and vote at the meeting. Each common shareholder is entitled to one vote per share. As of our last quarterly report, we had the following number of shares outstanding:

-           12,028,583  common shares;

Although the Board has designated a series of convertible preferred stock, no shares have yet been issued.

Voting in Person
----------------

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting on March 17, 2003, and vote your shares in person.

How Your Votes Are Counted
--------------------------

We will hold the annual meeting on March 17, 2003, if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast, but will not be counted as votes for or against the proposal. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

This proxy statement and the accompanying proxy form will be mailed on or about February 27, 2003 to shareholders entitled to vote at the meeting.


                               ITEMS OF BUSINESS

Proposal 1:     REVERSE STOCK SPLIT

The board of directors recommends a vote FOR the adoption of an amendment to the Articles of Incorporation, effecting a reverse stock split and reducing the number of shares of authorized capital stock of the corporation.

Amendment to Articles of Incorporation
--------------------------------------

The Board of Directors has approved and submits to the shareholders an amendment to the Articles of Incorporation to effect a one for ten reverse stock split of
the presently outstanding shares of Common Stock;   New Common Shares will be
issued to shareholders in exchange for their Old Common Shares in the ratio of one New Common Share for each 10 Old Common Shares held, thus effecting a one-for-ten, reverse stock split.

The exercise price and shares issuable upon exercise of all outstanding warrants and options will otherwise be adjusted to account for the reverse stock split.

If the shareholders approve the reverse stock split, the reverse split will become effective on the date that the articles of amendment are filed with the Utah Secretary of State, as soon as practicable after the shareholders meeting. The text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Exhibit A.

Reason for Reverse Split
------------------------

Our Old Shares are traded on the over-the-counter market and quotations are published on the OTC Bulletin Board under the symbol SAFR, and on the Pink Sheets under Safari Associates, Inc. The closing bid price of our currently outstanding shares was quoted on the OTC Bulletin Board at $0.15 per share on February 10, 2003, the high was $0.17 and low bid prices per share was $0.15, and the high and low daily trading volumes between January 21, 2003 and February 10, 2003 were between 6,999 and 60,000 shares with an average volume of 28,653 shares daily. We believe that it is in the best interest of our company and our shareholders to consolidate the number of authorized, issued, and outstanding shares and thereby raise the book value per share, in hopes of creating an active trading market and increasing the price per share of our stock.

Based on the typical effect that reverse stock splits have had on prices of securities of other corporations, we believe that the reduction of the number of outstanding shares and the corresponding increase in book value per share that will be effected by the proposed reverse stock split may cause the trading range of our common stock to increase. We cannot be sure that approval of the reverse stock split will in fact have a favorable effect on trading volume or price. Regardless of whether the price of our stock increases after approval of the reverse stock split, we believe that the effect of reducing the total number of outstanding shares will be favorable because it will increase the book value per share of our shares. The following table indicates our capitalization as of September 30, 2002, and pro forma after giving effect to the proposed one-for-ten reverse stock split.



                                    Pro forma
                                 (Unaudited) as
                               of 9/30/2002 after
                      giving effect to  reverse stock split


                           Actual          Adj. (1)          Proforma
                           ------          --------          --------
Common Stock, pr value
$0.001 Authorized 100,000,000
Issued and Outstanding
12,028,583 and
1,202,859                   $12,029         $ (10,826)      $1,203



Additional Paid
  in Capital  1,891,409      10,826         1,902,235

Retained (Deficit)        $(862,354)        $    ----     $(862,356)

(1) To reflect one-for-ten reverse stock split.

If the reverse stock split is approved at the shareholders meeting, each Old Share will automatically be reclassified as and changed into the appropriate New Shares at the rate of one New Share for every ten Old Shares outstanding immediately prior to the effective date of this Article. Upon receipt by the Secretary or Transfer Agent of a certificate or certificates representing Old Shares outstanding when the reverse stock split, if adopted, the Secretary or Transfer Agent shall cancel such surrendered certificate or certificates on the books of the Corporation and issue to the holder a new share certificate or certificates, for one share of New Stock for each one ten such shares of currently outstanding Old Stock so surrendered. No other rights or preferences of the Common or Preferred Stock will change as a result of the reverse stock split. Although the Board has designated a series of convertible preferred stock, no shares have yet been issued.

No fractional shares of New Stock or script certificates will be issued as a result of the reverse stock split. If the conversion of any shares of Old Stock results in a fraction, the number of shares to be issued to that shareholder will be rounded up to the nearest whole share.

Shareholders who wish to have certificates for the New Stock issued in their name may receive them without charge. If shareholders wish to have certificates for New Stock issued in the name of someone other than the name in which the Old Stock is held, they may be required to pay any transfer tax payable on the transfer of the shares.

Upon the conversion of shares of Old Stock under the reverse stock split, the shares of Old Stock surrendered pursuant to the conversion shall be canceled and not again reissued.

No dividends are in arrears or default as to any Old Shares to be converted to New Shares in the proposed reverse stock split.

Transfer Agent
--------------

Our Transfer Agent is American Registrar & Transfer Co. 342 East 900 South Salt Lake City, Utah 84110.

A majority of the shares able to vote is required to approve the reverse stock split.

MANAGEMENTS DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Results  of Operations
----------------------

Revenue for the nine months ended September 30,2002 was $106,735 a decrease of $190,939 or 64.1% from the nine months ended September 30, 2001. The decrease was entirely due to a decrease in production and shipment of recycled single use disposable cameras. The Company is concentrating on its Smith & Wesson brand, which generates a higher gross profit than generic brands, or Safari Camera brands. Production was limited due to cash restrictions and the availability of recyclable shells. The cost of sales for the nine months ended September 30, 2002 was $114,926, a decrease of $184,106 or 61.5% from the nine months ended September 30,2001. Cost of sales for the nine months ended September 30, 2002 was 107.7% of sales compared to 100.4% for the nine months ended September 30, 2001. The price of recycled disposable camera shells increased by over 100.0% during the beginning of 2002 compared to 2001.This increased the cost of sales during 2002 by approximately $10,000. In 2001,the deterioration in the cost of sales as a percentage of gross revenue was directly related to the return of rejected products from a former distributor. The Company incurred additional labor, freight, and packaging costs to repackage those products to be delivered to new customers.

Operating expenses for the nine months ended September 30, 2002 were $ 334,249, an increase of $102,156, or 30.6% over the nine months ended September 30, 2001. Selling expense for the nine months ended September 30, 2002 increased by $6,655 to $27,327. All of the increase was due to telemarketing expenses that also resulted in a larger telephone expense. General and administrative expenses for the nine months ended September 30, 2002 were $226,753 an increase of $37,876 or 20.0% over the nine months ended September 30, 2001. Legal expense increased by $27,000 related to the filing of two form S-8 registration statements filed with the Securities and Exchange Commission and the preparation of a consultants' compensation plan. Rent, office, telephone and utility expense increased by approximately $5,000 related to the new premises in Indiana. Research and development costs increased by approximately $57,625 during the nine months ended September 30,2002 over the nine months ended September 30,2001 as the Company did additional research on the production of Molecuthane products and other new products. Interest expense for the nine months ended September 30, 2002 increased by approximately $2,600 over the nine months ended September 30, 2001 as the amount of interest bearing debt increased due to the conversion of current liabilities into long term debt.

Liquidity and CapitalResources
------------------------------

As of September 30, 2002 the Company has current assets of $108,495 and current liabilities of $568,962. Approximately $52,000 of the liabilities are from two inactive subsidiaries. The Company is investigating obtaining a capital investment or long term loan of approximately $250,000. There is no assurance that the Company can obtain the required investment or long term loan, or if it can obtain such capital investment or long term loan that it will be on terms favorable to the Company. Should the Company be unable to secure the capital investment or long term loan, the Company may have to discontinue its operations.

Forward-Looking Statements
--------------------------

Certain statements contained in this Form 10QSB including statements containing the words "believes," "anticipates," "estimates," "expects," "projections," and words of similar import, constitute "forward-looking statements." You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons. Molecuthane is a Safari Associates, Inc., registered trademark for a molded, multi-layered energy dampening material composed of molecularly cross-linked urethane molecules. Each energy dampening use is carefully studied and the final molded material is meticulously engineered to deliver the required results. It can be designed to meet almost any application where energy absorption and impact dampening are concerns. The applications are infinite.

To date, the Company has demonstrated the use of Molecuthane in recoil pads, automotive shoulder harness pads, as a soft wall barrier at an auto racetrack, and, as a component to be added to body armor to reduce blunt force trauma. The Company has also completed modification of Molecuthane used in its recoil pads. The Company has completed its research and development on its harness pads. The pad will prevent injury and discomfort suffered by racecar drivers due to the tremendous G forces that the harness is subjected to , particularly in the event of a collision or other accident.
As a result of the Company's research and development, they discovered new applications for the Molecuthane that had not previously been contemplated. Additional research and development is needed to proceed with any new products.

The Company has delayed its plan to produce Molecuthane products. Management of the Company has decided to place all of its efforts on completing development of the Flame Tame and bring that product to market. The Company believes that it will be able to obtain the financing necessary to have the Flame Tame manufactured and brought to market and that the potential income from the Flame Tame is closer and will be greater than that which can be generated by Molecuthane products. The Company has a working prototype of the Flame Tame and is working on the final modifications of some of the components which will reduce the weight of the product and cost of production .The Flame Tame is a self contained unit that can be mounted in a room of a building structure . A smoke and heat detector activates the unit that sets off an alarm and then sprays a fire retardant material over an area of approximately 200 square feet, retarding the spread of a fire. The advantage of the Flame Tame is that it does not require expensive installation costs as is the case with sprinkler systems and can easily be installed in both existing structures and new construction. The Company owns the patent on the Flame Tame device and has registered the name with the United
States Patent and Trademark Office.

Proposal 2:  ELECTION OF DIRECTORS

Voting
------
The four nominees receiving the highest number of votes will be elected. Signed proxies received will be voted for the election of the nominees listed in this proxy statement, all of whom have agreed to serve if elected. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted. No cumulative voting is allowed.

Nominees for the Board of Directors
-----------------------------------

Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, and length of service on our board. Membership on board committees, attendance at board meetings, and ownership of our stock are indicated in separate sections following the individual resumes of the nominees.

Nominee Profiles
----------------

Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of February 11, 2003.

Name                   Age        Positions Held
----                  -----       ----------------

Morton Berger          74     Chairman, President and Director

Lillian Berger         73     Secretary, Treasurer and Director

Stephen Steeneck       35     Chief Executive Officer, nominated for a seat
                              on the Board of Directors

Michael Konecny        46     nominated for a seat on the Board of Directors


The current board of directors recommends a vote FOR the election of each of the following four nominees for director.

MORTON BERGER. Morton "Mort" Berger is our President and Director, having served in these capacities since September 1993. Mr. Berger graduated from New York University Law School in June, 1952 and was admitted to practice in the State of New York. He served in the United States Army immediately after graduating New York University School of Law and served in combat in Korea until his honorable discharge in 1954. From 1954 until 1987 he practiced law and was admitted to practice in the first, second, third, fifth, seventh, ninth and eleventh federal circuits and tried cases in district courts in each of those circuits. He also did Appeals work in each of those federal circuits. From 1964 until March of 1966 he was general counsel and vice president of Marks Polarized Corporation, a public company that specialized in research and development in which capacity he was the licensing coordinator for the company and specialized in procuring government research and development contracts. From March 1966 until the end of 1968 he was the President of Research Frontiers, Inc and its subsidiary Cameras For Industry, Inc. During his tenure as president of Cameras For Industry, Inc., the company developed and distributed the first surveillance cameras used in banks. Commencing in mid 1968 until the end of 1969, Mr. Berger was the President of Aolian Research Company and developed new methods of vacuum deposition. Mr. Berger's business experience is wide and diversified. He has managed various artists in the music industry and in 1985, one of the musical groups he managed, Grand Master Flash and the Furious Five obtained the first contract with a major label ever obtained by a Rap Group. Many consider this the beginning of Rap music in the United States.

LILLIAN BERGER- Secretary-Treasurer- Lillian has been an officer and director of the Company since 1986. She graduated from Hunter College in June, 1951, Phi Beta Kappa and Cum Laude. Her major at Hunter College was economics and she was president of the Economics Society. She holds a Common Branches License in the state of New York as to teach up to the eighth grade. She taught in the New York City Public School system from September, 1952 to June, 1957. Thereafter, she taught in the Port Chester New York Public School system from September 1967 to June 1986. She then retired and has worked as a substitute teacher and school aid at different times to date. She is the wife of Morton Berger, the president of the Company.

STEPHEN STEENECK- Chief Executive Officer- Steve has been Chief Executive Officer since November of 2002. He has been nominated by the Board to serve on our Board of Directors for the next annual term. In late 1999, Stephen founded Lee Franklin Group, LLC, an investment and public relations advisory company. Previously, from November 1998 through 2000, Stephen was partner and co-owner of Triple SSS Systems, an investment-banking firm. From October of 1996, through November of 1998, Stephen worked as a licensed stockbroker for A.G. Edwards & Sons, Inc. He has Extensive Training in Product Knowledge of Mutual Funds, Private Money Management, and Unit Investment Trusts, with experience with stocks, bonds, options, Initial Public Offerings, investment banking, and corporate finance. Prior to A.G. Edwards, Stephen was with Gilford Securities working in a similar capacity. Stephen holds an Associate in Applied Science Degree in Business Administration and Management from Westchester Community College, December 1987. He has attended C.U.N.Y. Baruch College in New York, where he has completed courses in Finance, Investments and Economics. The current Board has nominated Mr. Steeneck to sit on our Board.


MICHAEL A. KONECNY - Michael has been nominated by the Board to serve on our Board of Directors. Michael has over 20 years of experience in management and consulting. From 1997 through the present, he has served as President and Director of Bulls and Bears, Inc. Previously, from 1996 through 1998, he was the Chief Executive Officer of Capital York, Inc. Mr. Konecny holds a Bachelor of Science in Engineering from the New York Institute of Technology, 1979. The current Board has nominated Mr. Konecny to sit on our Board.

All four directors will be elected to serve on our board of directors until the next annual assembly of shareholders or until their successors are elected and qualified. Our two serving directors have been nominated for reelection to the board.

Board of Directors Committee Assignments
----------------------------------------

We have no standing committees of the board of directors.

Compensation of Directors
-------------------------

Presently, we do not compensate members of our Board of Directors for their service on the board.

Executive Compensation
----------------------

Since 1993, Mort Berger has deferred his annual salary of $52,000. As of the year ended 2002, he has deferred a total of $429,000. On August 9, 2001, the Company signed a Note with Mort Berger in the mount of $354,550.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following tables contain information regarding the ownership of our voting securities as of September 30, 2002, by each director and named executive officer, the directors and named executive officers as a group, and each person who we know to own beneficially more than 5% of the outstanding shares of each class of equity securities.


Name and Address               Shares     Percent (1)
----------------               ------     -----------

Morton Berger(2)
13 Eastbourne Drive
Spring Valley, NY 10977       453,143       3.76%


Lillian Berger(2)
13 Eastbourne Drive          4,154,142     34,53%
Spring Valley, NY 10977

Stephen Steeneck(2)              -0-         -0-%
2676 Old Yorktown Rd.
Yorktown Heights, NY 10598


Directors and Officers
as a Group (3 individuals)   4,607,285     38.29%


1. The percentages represent individual ownership out of a total of 12,028,583 issued and outstanding shares on September 30, 2002.

2. Mr. Berger is the Chairman and President of the Company. Mrs. Berger is Secretary, Treasurer and a Director, and Mr. Stephen Steeneck is the Chief Executive Officer and has been nominated to serve on the Board of Directors. On November 29, 2002, Mr. Steeneck purchased 750,000 shares in a private transaction for total proceeds of $15,000. This issuance was considered exempt by reason of Section 4(2) of the Securities Act of 1933.


Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the tables possesses sole voting and investment power with respect to its or his shares.

On September 30, 2002, 12,028,787 shares of our common stock were outstanding. Each director requires an affirmative vote of a majority of the outstanding stock to approve his appointment.


                               OTHER INFORMATION

Other Matters
-------------

At the date of mailing of this proxy statement, we are unaware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the board of directors provides authority for the proxy holder, Morton Berger, to use his discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

Incorporation of Documents by Reference
---------------------------------------

The SEC allows us to "incorporate by reference" information we have filed with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. We incorporate by reference the documents listed below:

- Our Annual Report on Form 10-KSB for the year ended December 31, 2001, filed March 28, 2001 and amended January 9, 2003;

- Our Quarterly Report on Form 10-QSB for the period ended March 31, 2002, filed May 7, 2002;

-Our Quarterly Report on Form 10-QSB for the period ended June 30, 2002, filed August 20, 2002;

- Our Quarterly Report on Form 10-QSB for the period ended September 30, 2002, filed November 14, 2002.

Method and Cost of Soliciting Proxies
-------------------------------------

The accompanying proxy is being solicited on behalf of our board of directors. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. Our officers, directors, and employees may solicit proxies in person, or by mail, courier, telephone or facsimile. In addition, we have retained American Registrar and

Transfer Company and ADP Proxy Services to mail out the enclosed proxies and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. For these services we will pay a fee of approximately $5,700.

Where to Obtain Additional Information
--------------------------------------

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, N.W., Washington, D.C. 20549. Our common stock is listed on the Nasdaq National Market System, under the symbol SAFR, and all reports, proxy statements and other information that we file with Nasdaq may be inspected at its offices at 1735 K Street N.W., Washington, D.C. 20006.

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and return it to us in the enclosed envelope.

 By Order of the Board of Directors

Morton Berger, Chairman, President and Director
Lillian Berger, Secretary, Treasurer and Director


                               SUPPLEMENTARY DATA



                                   PROXY CARD

                            SAFARI ASSOCIATES, INC.
                  PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS
                       -----------------------------------



The undersigned hereby appoints Morton Berger as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of stock of Safari Associates, Inc. held on record by the undersigned on February 19, 2003, at the Annual Meeting of Shareholders to be held at 13 Eastbourne Drive, Spring Valley, New York 10977, on March 17, 2003, at 10 a.m. (E.S.T.).

1.         To approve the Reverse Stock Split.


--------      For

--------      Against

--------      Abstain



2.         Election of Directors

MORTON BERGER

--------      For

--------      Against

              Abstain
--------



LILLIAN BERGER

--------     For


-------     Against


-------     Abstain

STEPHEN STEENECK

--------      For

--------      Against

              Abstain
--------



MICHAEL KONECNY

--------      For

--------      Against

              Abstain
--------



3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 9:00 a.m. on March 14, 2003, will not be voted upon unless the shareholders are present to vote their shares. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Dated:
       ---------------


Signature  ________      Additional signature if held jointly_________


                                   PROXY CARD


                As filed with the SEC on February 25, 2003



                               *   *   *   *   *